CHAIRMAN'S LETTER
 ................................................................................

To Our Fellow Shareholders:
                                                                   November 1997

   The net asset value (NAV) of a common share of the Fund rose from $12.41 on June 30, 1997, to $13.29 on September 30, 1997, after deducting the distribution of 33 cents declared during the quarter. The market price of a share of the Fund traded in a range from $11.188 to $13.438 before closing the quarter at $13.00. The ending price represented a discount to NAV of 2.2 percent compared with a discount to NAV of 8.3 percent on June 30, 1997. Key investment results and comparisons are noted below.

   As the table shows, during the third quarter the Fund's net asset value increased 9.9 percent, which compares with 10.7 percent for the Lipper Growth Mutual Fund Average (the Fund's primary benchmark) and 16.9 percent for the NASDAQ Composite Index. For the last nine months, the Fund's net asset value (with dividends reinvested) was up 27.8 percent compared with 26.5 percent for the Lipper Average and 30.6 percent for the NASDAQ Index.

The S&P 500 continued its advance for the eleventh quarter in a row, tying the record set in the mid-1960s. The index also reached a new high on October 7 before a sell-off took place later in the month.

   Stock market leadership continued to broaden during the third quarter, as investors grew more concerned about the prospects for the mega-cap multinational companies. Pacific Rim currency turmoil, coupled with historically high valuations, took their toll on companies like Coca-Cola. After advancing almost 30 percent during the first half, shares of Coke declined over 10 percent in the third quarter. The poor performance of those large multinationals also depressed the performance of the large capitalization indices where they have such a dominant influence.

   The 7.5 percent return of the S&P 500 lagged far behind the S&P mid- and small-cap indices, which advanced more than 16 percent during the quarter. This shift in leadership to small- and mid-capitalization stocks that began last April is constructive for the equity markets in general and active managers in particular. The shift also reversed much of the under-performance smaller capitalization stocks experienced earlier this year. The Fund should benefit from these recent trends due to its exposure to both small- and mid-cap stocks. Richard Christensen's President's letter that follows illustrates the magnitude of the performance differentials between small and large capitalization stocks over the past year.

    Sincerely,

/s/ Harold W. Cogger
    Harold W. Cogger
    Chairman of the Board of Directors
    Liberty All-Star Growth Fund, Inc.
    Executive Vice President
    Liberty Financial Companies, Inc.

================================================================================
                                       Third Quarter        Latest Nine Months
--------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.
  Shares Valued at Net Asset Value           9.9%                 27.7%

  Shares Valued at Net Asset Value
  With Dividends Reinvested                  9.9%                 27.8%

  Shares Valued at Market Price
  With Dividends Reinvested                 17.4%                 52.5%

  Fund's Closing Price Range         $13.250 to $11.188     $13.25 to $9.125

  Fund's Discount Range                  11.4% to 0.8%         18.8% to 0.8%

Lipper Growth Mutual Fund Average           10.7%                 26.5%

NASDAQ Composite Index                      16.9%                 30.6%

S&P 500 Stock Index                          7.5%                 29.6%

Dow Jones Industrial Average                 4.0%                 24.9%

Figures shown for the Fund and the Lipper Growth Mutual Fund Average are total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 and Dow Jones indices are total returns including income. Figures for the unmanaged NASDAQ Index are total returns excluding income.
================================================================================

PRESIDENT'S LETTER
 ................................................................................
To Our Fellow Shareholders:

                                                                   November 1997

   As described in the Chairman's Letter, small- and mid-capitalization stocks substantially outperformed larger stocks in the third quarter. The graph below illustrates the difference in performance between small- and large-cap stocks for the past year by comparing the cumulative returns of the S&P 500 and S&P
600. A declining line represents periods when small-capitalization stocks, represented by the S&P 600 Index, were under-performing the large-capitalization stocks of the S&P 500 Index, while a rising line represents periods in which the opposite is true.

     As the graph illustrates, small-capitalization stocks under performed large caps by almost 17 percent from September 1996 to April of this year. Since April, however, small-capitalization stocks have almost entirely closed the significant performance disadvantage that they suffered during the first quarter of the year. LAMCO utilizes a multi-management investment approach for your Fund that blends complementary investment strategies across a broad capitalization spectrum in order to mitigate the volatility caused by such shifts in performance patterns. We believe this strategy is well suited for your Fund.

        We mentioned in the semi-annual report that the Fund's net realized capital gains for the 1997 tax year might exceed the amount required to be distributed under the Fund's 10 percent per year distribution policy. This will not be the case for 1997 and retention of excess gains and payment of taxes by the Fund will not be necessary. The final tax attributes for the Fund's quarterly distributions will be available in January and reported to shareholders on Form 1099-DIV.

   For the third quarter distribution more than 62 percent of the Fund's individual shareholders elected to take newly issued shares, valued at the closing market price of $12.75 on September 19. The distribution consisted entirely of net realized capital gains. By taking newly issued shares rather than cash, shareholders are able to reinvest their capital gains in the Fund so they can build additional value through compounding. Reinvested dividends constitute a major source of shareholder investment growth over the long term.

   We have received a number of inquiries concerning Liberty All-Star Equity Fund, a companion fund of the Growth Fund. The table on the next page contains some basic characteristics of the two funds. Additional information on both funds is available from your broker, or you may call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863).

   I am pleased to announce that on November 17, 1997, a variable annuity version of Liberty All-Star Equity Fund will be available as part of the Keyport Advisor variable annuity from Keyport Life Insurance Company. Variable annuities, among other features, offer a way to accumulate retirement funds on a tax-deferred basis and to distribute those funds efficiently after retirement. The new fund is called Liberty All-Star Equity Fund, Variable Series and offers the same multi-manager approach, the same managers and the same investment objective as Liberty All-Star Equity Fund. It also will be available to New York residents through the Liberty Advisor variable annuity issued by Liberty Life Assurance Company of Boston. Additional information on this new fund is available from your broker or you may contact Keyport at 1-800-367-3653.

[Mountain Chart: Large Cap versus Small Cap]

Sep-96         0
Oct-96     -3.43
Nov-96     -6.07
Dec-96     -2.69
Jan-97     -7.66
Feb-97    -10.82
Mar-97    -11.39
Apr-97    -16.8
May-97    -12.16
Jun-97    -12.75
Jul-97    -15.71
Aug-97     -4.71
Sep-97     -3.51

[End Chart]

                                                              PRESIDENT'S LETTER
 ................................................................................

   John Lindenthal, Managing Director of Oppenheimer Capital, is the subject of the manager interview beginning on page 7. The interview was conducted in early October so there is no mention of the unusual market activity later in that month. Nevertheless, the interview is informative and describes an investment philosophy and decision-making process that are enduring regardless of the short-term ups and downs of the market.

   Thank you for your continuing support of the Fund.

Sincerely,

/s/ Richard R. Christensen
    Richard R. Christensen
    President and Chief Executive Officer
    Liberty All-Star Growth Fund, Inc. and
    Liberty Asset Management Company

--------------------------------------------------------------------------------
THE TWO CLOSED-END LIBERTY ALL-STAR FUNDS

                                                  Liberty All-Star                      Liberty All-Star
                                                    Growth Fund                            Equity Fund
--------------------------------------------------------------------------------------------------------------------
NYSE Ticker Symbol                                       ASG                                   USA
Fund Type                                              Growth                            Growth & Income
Portfolio Managers                        Mississippi Valley Advisors Inc.    J.P. Morgan Investment Management Inc.
                                                 Oppenheimer Capital                   Oppenheimer Capital
                                               William Blair & Company       Palley-Needelman Asset Management, Inc.
                                                                                Westwood Management Corporation*
                                                                             Wilke/Thompson Capital Management, Inc.

Net Assets at 10/31/97 (millions)                        $163                                 $1,150
Net Asset Value Per Share at 10/31/97                   $12.79                                $13.51
Discount at 10/31/97                                     3.7%                                   3.8%
Weighted Average Market
     Capitalization (billions)                            $16                                    $25
Distribution Policy                              2.5% of NAV Quarterly                  2.5% of NAV Quarterly

*Replaced Columbus Circle Investors effective November 3, 1997.
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS/PORTFOLIO CHARACTERISTICS
 ................................................................................

THE FUND'S THREE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

MISSISSIPPI VALLEY ADVISORS INC. (MVA)
Small capitalization growth companies that sell at a reasonable current price relative to anticipated future earnings.

WILLIAM BLAIR & COMPANY
Companies with high profitability and enduring growth from a broad range of market capitalizations.

OPPENHEIMER CAPITAL
Contrarian holdings being overlooked and undervalued by investors.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS
The Portfolio Characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.

PORTFOLIO CHARACTERISTICS
AS OF SEPTEMBER 30, 1997           MARKET CAPITALIZATION SPECTRUM
(UNAUDITED)                        SMALL                    LARGE

                                  MVA     William     Oppen-    Total     S&P
                                            Blair     heimer    Fund   500 Index
--------------------------------------------------------------------------------
Number of Holdings                 79        42        33       151      500
--------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)         $1.4      $20.7    $26.9    $16.3     $52.9
--------------------------------------------------------------------------------
Percent of Portfolio in S&P 500   10.0%     60.5%     68.8%    46.4%     --
Dividend Yield                     0.6%      0.5%     1.2%      0.9%    1.6%
--------------------------------------------------------------------------------
Average Price/Earnings Ratio      20.3x     31.6x    16.3x     22.7x    21.5x
--------------------------------------------------------------------------------
Average Price/Book Value Ratio     3.7x      7.2x     4.0x      4.9x    5.2x
--------------------------------------------------------------------------------
Average Five-Year Earnings
Per Share Growth                  19.1%     24.2%    23.8%     22.6%   18.2%
--------------------------------------------------------------------------------

                                                                 TOP 50 HOLDINGS
 ................................................................................

  RANK      RANK            SECURITY NAME            VALUE      PERCENT OF
  AS OF     AS OF                                    ($000)     NET ASSETS
 9/30/97   6/30/97
--------------------------------------------------------------------------------
    1          1    Federal Home Loan Mortgage      $3,278         1.9%
                      Corp.
    2          5    ACE,Ltd.                        2,820         1.7
    3          3    Citicorp                         2,679         1.6
    4          4    MBNA Corp.                       2,552         1.5
    5          6    Travelers Group, Inc.            2,389         1.4
    6          7    EXELLimited                      2,383         1.4
    7         16    Nokia Corp. ADR                  2,345         1.4
    8         11    Automatic Data Processing,       2,330         1.4
                      Inc.
    9         21    Morgan Stanley, Dean Witter,     2,230         1.3
                      Discover & Co.
   10          2    First Data Corp.                 2,174         1.3
   11         15    Medtronic, Inc.                  2,162         1.3
   12         23    Progressive Corp.                2,143         1.3
   13         18    Minerals Technologies, Inc.      2,134         1.3
   14          8    Boeing Co.*                      2,123         1.3
   15         10    Microsoft Corp.                  2,117         1.3
   16         20    Molex, Inc.                      2,094         1.2
   17         25    Intel Corp.                      2,031         1.2
   18         24    Countrywide Credit               2,004         1.2
                      Industries, Inc.
   19          9    State Street Corp.               1,999         1.2
   20         12    Caterpillar, Inc.                1,942         1.1
   21         27    AFLAC, Inc.                      1,899         1.1
   22         22    Federal National Mortgage        1,880         1.1
                      Assoc.
   23         14    Household International, Inc.    1,856         1.1
   24         19    Pfizer, Inc.                     1,802         1.1
   25         26    Transamerica Corp.               1,791         1.1
   26         32    AMR Corp.                        1,771         1.0
   27         28    HEALTHSOUTH Corp.                1,756         1.0
   28         17    Sprint Corp.                     1,750         1.0
   29         29    Arrow Electronics, Inc.          1,740         1.0
   30         33    LucasVarity PLCADR               1,707         1.0
   31         30    Lockheed Martin Corp.            1,599         0.9
   32         31    American International Group,    1,548         0.9
                      Inc.
   33         13    Cognizant Corp.                  1,536         0.9
   34         34    Champion International Corp.     1,523         0.9
   35         36    Elan Corp. ADR                   1,482         0.9
   36         82    Staples, Inc.                    1,409         0.8
   37         65    Adaptec, Inc.                    1,403         0.8
   38         35    Wells Fargo & Co.                1,375         0.8
   39         50    May Department Stores Co.        1,363         0.8
   40         40    General Electric Co.             1,361         0.8
   41         43    Dole Food, Inc.                  1,356         0.8
   42         63    Zebra Technologies Corp.,        1,351         0.8
                      Class A
   43         55    CUCInternational, Inc.           1,336         0.8
   44         45    Cintas Corp.                     1,328         0.8
   45         39    Illinois Tool Works, Inc.        1,310         0.8
   46         41    Shared Medical Systems Corp.     1,280         0.8
   47         44    R. R. Donnelley & Sons Co.       1,249         0.7
   48         48    Hercules, Inc.                   1,244         0.7
   49         58    Viking Office Products, Inc.     1,233         0.7
   50         57    Reuters Holdings PLC ADR         1,226         0.7

*Merged with McDonnell Douglas Corp. on 8/1/97.

MAJOR STOCK CHANGES IN THE THIRD QUARTER
 ................................................................................

The following are the major ($500,000 or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the third quarter of 1997.
                                                  SHARES
                                 ===============================================
                                                                     HELD AS
        SECURITY NAME            ADDITIONS       REDUCTIONS        OF 9/30/97
--------------------------------------------------------------------------------
Bank United Corp., Class A        15,600                              15,600
Brinker International, Inc.       35,000                              35,000
Carnival Corp., Class A           12,500                              12,500
Cognos, Inc.                      38,500                              38,500
Cotelligent Group, Inc.           30,000                              30,000
Covance, Inc.                     29,000                              29,000
Gartner Group, Inc., Class A      26,200                              26,200
Integrated Health Services,       20,000                              20,000
Inc.
Intelliquest Information Group    22,600                              22,600
IXC Communications, Inc.          33,000                              33,000
Omnicare, Inc.                    17,400                              17,400
Samsonite Corp.                   14,000                              14,000
Swift Energy Co.                  26,769                              26,769
United Meridian Corp.             19,900                              19,900

Capital One Financial Corp.                          (25,000)              0
Evergreen Media Corp., Class A                       (14,500)              0
Gateway 2000, Inc.                                   (20,000)              0
Global Industries LTD                                (36,171)              0
Horizon/CMS Healthcare Corp.                         (40,000)              0
Leggett & Platt, Inc.                                (14,000)              0
Living Centers of America,                           (22,700)              0
Inc.
Micro Warehouse, Inc.                                (26,258)              0
Nellcor Puritan Bennett, Inc.                        (27,000)              0
Safeway, Inc.                                        (18,000)              0
SFX Broadcasting, Class A                            (15,000)              0
State Street Corp.                                   (11,600)         32,800

                                                               MANAGER INTERVIEW
 ................................................................................
[Photo: John G. Lindenthal]
 JOHN G. LINDENTHAL
Oppenheimer Capital

Manager Interview: To Oppenheimer
Capital, Investing Is More than
Analyzing Numbers. It's the
Qualitative Side that Really Counts

Oppenheimer Capital is one of Liberty All-Star Growth Fund's three portfolio managers. Oppenheimer emphasizes contrarian holdings being overlooked and undervalued by investors. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow, and reasonable prices in relation to book value. We recently had the opportunity to talk with Managing Director John G. Lindenthal. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as moderator for the discussion.

------------------------------------
The views expressed in this
interview represent the manager's
views at the time of the discussion
and are subject to change.
------------------------------------

LAMCO: As a refresher for long-time shareholders and an introduction for new ones, perhaps you could start by describing Oppenheimer's background, investment objectives and investment approach as they relate to the firm's style.

LINDENTHAL: Oppenheimer Capital is headquartered in New York City and has been in operation since 1969. Currently, we manage about $50 billion, and we have about 20 people involved in what we would call the core equity team. And, I would like to emphasize, it is very much a team operation here at Oppenheimer Capital.

   We believe that the intrinsic value of a business is related to its future cash flows. When we analyze a business as a possible purchase candidate, we focus on its cash flow characteristics. Discretionary cash flow results from deducting the expenditures necessary to maintain the business from cash flow. How management allocates discretionary cash flow is crucial to the success of an equity investment and we believe it is important to maintain dialogue with management to understand their capital allocation process. If high return on capital opportunities are present in the existing business, then capital should be reinvested in the business. Earnings growth may also be enhanced by share repurchase, acquisitions or paying down debt. It is usually some combination of the above factors that cause acceleration in earnings growth. Our stock selection process emphasizes companies that generate returns on capital above the cost of capital, thus creating value and growth for the shareholder. If the excess cash flow is sustainable and management allocates correctly, then earnings growth will follow.

LAMCO: The term "industrial position" is important for Oppenheimer Capital. Can you tell us a little more about it?

LINDENTHAL: Basically, it's synonymous with the quality of the business. It includes factors such as a company's market share; obviously, we are seeking leaders with market shares that are growing or, at least, being maintained. We look at a company's distribution system. We look at the cost structure of the overall business. We feel it's terribly important to be the low cost producer in an age of global competition. We seek to understand what barriers to entry exist. We look at return on capital; to us, it's the single most important investment criteria because a company creates value by generating returns on capital above the cost of capital. So, again, we get a sense whether those returns are going to be sustainable by performing all the qualitative aspects of research. In a nutshell, industrial position is really a company's competitive advantages expressed in qualitative terms. We want to buy high quality businesses at the most reasonable prices.

   Our sell discipline is related to setting a target for all the stocks we're involved in, in terms of what we believe their intrin-

MANAGER INTERVIEW
 ................................................................................

sic values are. If a stock hits that price and nothing has changed in terms of its business, we sell and move on to something else. But if we get new information along the way -- something that suggests the quality of the company's business has improved, for example -- we could realistically set a somewhat higher target price. We've done that with a number of issues in the Fund's portfolio.

LAMCO: Wouldn't you characterize yourselves as a bottom-up manager?

------------------------------------
"How management allocates
discretionary cash flow is crucial
to the success of an equity
investment and we believe it is
important to maintain dialogue with
management to understand their
capital allocation process."
------------------------------------

LINDENTHAL: We've always been a bottom-up manager, always looked for ideas wherever we might find them. We're not particular in terms of what industries we invest in, but we do require that any company we're involved with have high returns on capital, strong managements and good cash flows. As long as we can find those things we're not so particular in terms of what industry they might be in.

LAMCO: If you had to say in a sentence or two what is really distinctive and different about Oppenheimer, what would you say?

LINDENTHAL: I would say that we are truly long-term investors, and I believe we can document that with our record. A sizable portion of the holdings in our portion of the Fund have been in the portfolio since we became a portfolio manager for the Fund. We truly are a long-term, relationship investor. We think that attractive investments are created by well-positioned companies and our attitude is that we've got to give management time to execute their strategies.

LAMCO: Turning to the stock market, October 19 marks the tenth anniversary of the 1987 crash. Of course, in the wake of that event, investors have been riding a historic bull market. The obvious advice to shareholders is to think long term. But, what other, perhaps more subtle, messages does this anniversary hold for investors?

LINDENTHAL: I think investors remember how much the market went down in a single day, 22 percent, and the amount of pain that caused. But I feel the real message is wrapped up in the six- to nine-month period before the crash. At that time, a lot of people more or less ignored what was happening. Inflation was ticking up and interest rates had risen fairly dramatically. The Federal Reserve had acted like it normally does in that environment by starting to tighten credit and drain liquidity out of the financial system. So, we had an environment that called for some caution on the part of investors, but instead of caution we got a continuation of a speculative environment and it built to a head in the two or three months before the crash. So, it was a combination of the overall market fundamentals deteriorating and the market reacting in a way that was totally the opposite of what it should have done. By the way, I should point out that it wasn't only here in the United States, it was around the world, especially in Japan. In sum, the message for me is that there are times to be cautious. It's not to take away from the fact that we want to be long-term investors, but you need to pay attention when the fundamentals deteriorate. Of course, you can add that once the crash took place it cleared out a lot of the market's speculative excesses. It certainly improved valuation levels dramatically. After the crash the economy did slow down and the Federal Reserve was able to ease short-term interest rates.

LAMCO: You mean some good came from the crash?

LINDENTHAL: To a certain extent it was helpful; for instance, too many people had gotten away from investing and were merely speculating. Nobody really likes to see something as dramatic as the crash because of the uncertainties it creates, but with the benefit of hindsight, I think it generally made people somewhat more conservative and, I think, therefore, generally better investors. Remember, too, that 1987 was Alan Greenspan's first year as chairman of the Federal Reserve. I think people quickly realized that he was serious about fighting inflation. Now, in the 10 years that he has been in charge we've not had money growth of more than 6 percent in any one year and we've generally had very subdued credit demands as well. The benefit to

                                                               MANAGER INTERVIEW
 ................................................................................

that is allowing business people to plan their operations much more effectively because they don't have to factor in an inflation element. And, of course, investors have benefited tremendously from it.

LAMCO: If we fast forward to 1997, it would seem that fundamentals in the market have turned more positive. Beginning in the second quarter and continuing through the third quarter, the market has broadened. Where it once seemed that the S&P 500 was going to continue in an orbit all its own, we've seen small and mid-cap stocks perform very well. The Russell 2000, for instance, considerably outperformed the S&P 500 last quarter. What are your impressions of this, particularly as it might have implications for the market going forward?

------------------------------------
" ...1987 was Alan Greenspan's first
year as chairman of the Federal
Reserve...in the 10 years that he
has been in charge we've not had
money growth of more than 6 percent
in any one year and we've generally
had very subdued credit demands as
well."
------------------------------------

LINDENTHAL: I agree that the broadening of the market that we've seen in the past few months, especially with a fairly dramatic catch-up in the small-cap sector, is quite positive. I think it's healthy any time we see a broadening in which more sectors come into play and investors generally take advantage of lower valuations. What's troublesome is when you see the opposite -- more and more money concentrated on one or two sectors and a narrowing of the market. Since the S&P 500 is a cap-weighted index, the 30 to 50 largest cap stocks were really driving the index. It got to valuation levels that were bordering on extreme, and the fact that the big caps have lagged somewhat is a positive.

LAMCO: Perhaps we can turn to the Fund's portfolio. Tell us about a few of those longer-term holds you mentioned earlier.

LINDENTHAL: Three names come to mind immediately, but they're actually a total of four because the first two are very similar companies. They're the two Bermuda-based insurance companies that we own, ACE, Ltd. and EXEL Ltd. Both are in the excess liability insurance market and are the largest two factors in that marketplace. We own both of them because we really like the characteristics of, one, being located in Bermuda where there's a very significant tax advantage, and, two, their industrial positions in their respective marketplaces being very strong. They are not only very well capitalized, but, if you will, over-capitalized. They've used this excess capital to benefit the shareholder in that they've been both very aggressive in repurchasing shares and smart in making timely acquisitions. We talk about them, more or less, in the same breath because there's a great deal of similarity between the companies, although to some extent they are competitors.

------------------------------------
"We're not particular in terms of
what industries we invest in, but we
do require that any company we're
involved with have high returns on
capital, strong managements and good
cash flows."
------------------------------------

   A name in the technology area that we've owned since we started with the portfolio is the Finnish telecommunications company Nokia. It's one of the largest and most profitable telecommunications companies in the world, both in the handset business itself and the infrastructure business that supplies the equipment that supports those cellular networks. Nokia has been very profitable and its market share continues to rise. It has penetrated markets on a worldwide basis, so it is very global in nature. The company's balance sheet has improved tremendously over the last couple of years because they've exited a couple of lines that didn't meet their return requirements. We also like the fact that Nokia's management is on the young side, but very, very astute and very good at executing to plan.

   Another name in the insurance industry that we've owned for quite a period of time is Progressive Corp., a Cleveland-based company that is one of the largest factors in the nonstandard automobile business. That term is a bit of a euphemism for car insurance for individuals who have difficulty getting insurance from the primary underwriters. What Progressive has as a competitive advantage is a highly proprietary database that allows it to underwrite that business profitably. It's a dramatically growing business, too, as Progressive has gone into more and more states. The company executes exceptionally well and we've also liked it because the

MANAGER INTERVIEW
 ................................................................................

management has very much an owner-operator mindset in that the founder and CEO of the company owns close to 25 percent of the stock.

LAMCO: Tell us about a couple of holdings that you've eliminated from the portfolio recently, please.

LINDENTHAL: As I've said, we tend to be very long-term holders and we practice relationship investing, so we don't part with our companies easily. So, we've only sold two companies this year. One is fairly recent, and that is our position in Gateway Computer. We felt that some of its initiatives depart from the company's basic concept. Gateway sells PCs directly to the home. Now, it is opening retail stores, and we feel that this won't generate the same returns on capital as the core business when you consider the capital intensive nature of retail expansion.

   The other name that we liquidated was Tenneco, which is an auto parts and original equipment auto parts and packaging company. Underlying our investment thesis has been the company's fairly dramatic restructuring. Now, even though there's been a fair amount of restructuring, our feeling is that it is going to slow down and some of the other parts of the business, which we thought would be better sold and reinvested back in the business, were not going to take place as soon as we thought. So, as the stock had moved up, we took the opportunity to sell and move on to something else.

LAMCO: How about some recent additions to the portfolio?

LINDENTHAL: We took advantage of the technology sell-off earlier in the year and we added two names to the portfolio. The first is a company called Adaptec, which is a California-based company that makes components that allow PCs to interact and communicate with both servers and storage devices. In other words, it makes the integrated circuits that allow PCs to communicate, if you will. Adaptec has about an 80 percent market share, which we feel is very dominant and very sustainable, given the amount it spends on R&D and the strength of the company's industrial position. It generates high returns on capital and we see this as a business that is not only growing fairly rapidly, but very sustainable given that more and more corporations want to store data and use networks to allow PCs to communicate with each other. While we realize it's a technology company whose fortunes can change fairly rapidly, the company has an excellent history and the factor that gives us conviction is Adaptec's dominant market share.

------------------------------------
"...the broadening of the market
that we've seen in the past few
months, especially with a fairly
dramatic catch-up in the small-cap
sector, is quite positive. I think
it's healthy any time we see a
broadening in which more sectors
come into play..."
------------------------------------

   Another opportunistic purchase was Computer Associates, which is a Long Island-based software company whose historical base has been in developing software for mainframes. But, with that market maturing a few years ago, the company moved aggressively into growing internally and buying companies that produce software for the server market. The server market has grown rapidly over the last few years and we expect it to continue to grow because, once again, corporations are putting an emphasis on productivity, storing data, and using servers to streamline their organizational structures. The market for servers has grown very rapidly and it's a very, very profitable business for Computer Associates and they've come to dominate it. Similar to the reasons we like Adaptec, we like Computer Associates -- its market share is solid and growing, the returns on capital are very high, the company generates excess cash and uses it for the shareholder. And similar to Progressive Corp., Computer Associates' CEO is the founder of the company.

                    SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (98.0%)                       SHARES   MARKET VALUE

AEROSPACE (2.2%)
Boeing Co.                                  39,000   $  2,123,063
Lockheed Martin Corp.                       15,000      1,599,375
                                                       ----------
                                                        3,722,438
                                                       ----------
AUTO, TIRES & ACCESSORIES (1.4%)
Discount Auto Parts, Inc. (a)               28,000        672,000
LucasVarity PLCADR (a)                      45,000      1,707,188
                                                       ----------
                                                        2,379,188
                                                       ----------
BANKS (6.0%)
Bank United Corp., Class A                  15,600        690,300
CCB Financial Corp.                          6,300        507,938
Charter One Financial, Inc.                 15,000        886,875
Citicorp                                    20,000      2,678,750
Crestar Financial Corp.                     14,000        656,250
First Financial Corp.                       18,250        621,641
State Street Corp.                          32,800      1,998,750
TCF Financial Corp.                         12,000        701,250
Wells Fargo & Co.                            5,000      1,375,000
                                                       ----------
                                                       10,116,754
                                                       ----------
BUSINESS SERVICES (13.0%)
Acxiom Corp. (a)                            58,200      1,014,863
American Management Systems (a)             41,900        796,100
Automatic Data Processing, Inc. (a)         46,600      2,330,000
Cintas Corp.                                18,000      1,327,500
Cognizant Corp. (a)                         37,700      1,536,275
Cognos, Inc. (a)                            38,500        914,375
Concord EFS, Inc. (a)                       27,700        747,900
Cotelligent Group, Inc. (a)                 30,000        615,000
First Data Corp.                            57,870      2,173,727
Gartner Group, Inc., Class A (a)            26,200        786,000
Intelliquest Information Group (a)          22,600        474,600
Interim Services, Inc. (a)                  28,600        804,375
National Data Corp.                         28,300      1,160,300
Network General Corp. (a)                   52,406      1,015,366
Paychex, Inc.                               15,000        523,125
Rental Service Corp. (a)                    11,000        246,813
Reuters Holdings PLCADR                     17,200      1,225,500
Robert Half International, Inc. (a)         18,450        763,369
Shared Medical Systems Corp.                24,200      1,279,575
Sungard Data Systems, Inc. (a)              45,200      1,096,100
SystemSoft Corp. (a)                        44,400        444,000
Unitog Co.                                  24,700        632,938
                                                       ----------
                                                       21,907,801
                                                       ----------
CHEMICALS (4.9%)
Cytec Industries, Inc. (a)                  15,000        718,125
Hanna (M.A.) Co.                            44,693      1,187,158
Hercules, Inc.                              25,000      1,243,750
International Specialty Products, Inc.      30,000        448,125

                             SHARES      MARKET VALUE

CHEMICALS (CONT.)
Minerals Technologies, Inc.                 47,890     $2,134,098
Monsanto Co.                                30,000      1,170,000
OM Group, Inc.                              14,400        575,100
RPM, Inc.                                   34,000        697,000
Solutia, Inc.                                6,000        120,000
                                                       ----------
                                                        8,293,356
                                                       ----------
COMPUTER & BUSINESS EQUIPMENT (4.7%)
Black Box Corp. (a)                         27,100      1,185,625
Computer Associates Int'l., Inc.            10,000        718,125
Intel Corp.                                 22,000      2,030,875
Komag, Inc. (a)                             30,532        622,090
Microsoft Corp. (a)                         16,000      2,117,000
Zebra Technologies Corp.,
Class A (a)                                 37,803      1,351,457
                                                       ----------
                                                        8,025,172
                                                       ----------

CONSUMER PRODUCTS (0.6%)
Furniture Brands International, Inc.(a)     23,000        434,125
Samsonite Corp. (a)                         14,000        614,250
                                                       ----------
                                                        1,048,375
                                                       ----------
DIVERSIFIED (1.5%)
Ball Corp.                                  18,800        654,475
General Electric Co.                        20,000      1,361,250
Lydall, Inc. (a)                            23,000        539,063
                                                       ----------
                                                        2,554,788
                                                       ----------

DRUGS & HEALTH CARE (12.6%)
Allergan, Inc.                              26,700        966,206
Amgen, Inc. (a)                              9,300        445,819
Apria Healthcare Group, Inc. (a)            45,800        618,300
Bard (C.R.) Inc.                            20,000        678,750
Beverly Enterprises,Inc. (a)                47,000        816,625
Biomet, Inc.                                45,000      1,080,000
Boston Scientific Corp. (a)                 13,000        717,438
Cardinal Health, Inc.                       15,000      1,065,000
Covance, Inc. (a)                           29,000        627,125
DENTSPLY International, Inc                 15,000        840,000
Elan Corp. ADR (a)                          29,600      1,481,850
Fisher Scientific International             20,500        962,219
Hanger Orthopedic Group, Inc. (a)           28,000        418,250
HEALTHSOUTH Corp. (a)                       65,800      1,756,038
Integrated Health Services, Inc.            20,000        668,750
Medtronic, Inc.                             46,000      2,162,000
Millipore Corp.                             16,500        810,563
Multicare Companies, Inc. (a)               14,674        408,121
Omnicare, Inc.                              17,400        565,500
Orthologic Corp. (a)                        52,700        322,788
Pfizer, Inc.                                30,000      1,801,875
R.P. Scherer Corp. (a)                      13,600        842,350
Sun Healthcare Group, Inc. (a)              57,600      1,184,400
                                                       ----------
                                                       21,239,967
                                                       ----------
See Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)        SHARES     MARKET VALUE

HOTELS & LEISURE (0.3%)
Carnival Corp., Class A                     12,500      $ 578,125
                                                       ----------

ELECTRONICS & ELECTRICAL EQUIPMENT (5.4%)
Adaptec, Inc. (a)                           30,000      1,402,500
Analog Devices, Inc. (a)                    15,333        513,656
Arrow Electronics, Inc. (a)                 30,000      1,740,000
Hubbell, Inc., Class B                      24,000      1,110,000
Linear Technology Corp.                     16,400      1,127,500
Molex, Inc.                                 51,375      2,093,531
Xilinix, Inc. (a)                           21,800      1,103,625
                                                        ---------
                                                        9,090,812
                                                       ----------

FINANCIAL SERVICES (13.5%)
Aames Financial Corp.                       29,000        469,438
Cityscape Financial Corp. (a)               65,800        645,663
CMAC Investment Corp.                       15,000        804,375
Countrywide Credit Industries, Inc.         55,000      2,004,063
Credit Acceptance Corp. (a)                 82,400      1,143,300
CUC International, Inc. (a)                 43,100      1,336,100
Federal Home Loan Mortgage Corp.            93,000      3,278,250
Federal National Mortgage Assoc.            40,000      1,880,000
Finova Group, Inc.                           8,700        823,238
Household International, Inc.               16,400      1,856,275
MBNA Corp.                                  63,000      2,551,500
Morgan Stanley, Dean Witter,
  Discover & Co.                            41,250      2,230,078
Southern Pacific Funding Corp. (a)          37,500        527,344
Travelers Group, Inc.                       35,000      2,388,750
Union Acceptance Corp., Class A (a)         27,000        276,750
United Companies Financial Corp.            22,300        702,450
                                                       ----------
                                                       22,917,574
                                                       ----------

FOOD, BEVERAGE & RESTAURANTS (3.8%)
Brinker International, Inc. (a)             35,000        623,438
Canandaigua Wine Co., Class A (a)           22,716      1,070,492
Dole Food Co.                               30,000      1,355,625
Grand Metropolitan PLCADR                   30,000      1,170,000
Hormel Foods Corp.                          26,000        833,625
IBP, Inc.                                   27,000        637,875
Performance Food Group, Co. (a)             28,700        731,850
                                                       ----------
                                                        6,422,905
                                                       ----------

INDUSTRIAL EQUIPMENT (2.9%)
Albany International                        29,500        741,188
Barnett, Inc. (a)                           19,000        403,750
Caterpillar, Inc.                           36,000      1,941,750
DT Industries, Inc.                         14,000        462,000
Illinois Tool Works, Inc.                   26,200      1,310,000
                                                       ----------
                                                        4,858,688
                                                       ----------


                                            SHARES   MARKET VALUE

INSURANCE (8.4%)
ACE, Ltd.                                   30,000     $2,820,000
AFLAC, Inc.                                 35,000      1,898,750
American International Group, Inc.          15,000      1,547,813
EXEL Ltd.                                   40,000      2,382,500
HCC Insurance Holdings, Inc.                21,500        571,094
PMI Group, Inc.                             19,000      1,088,938
Progressive Corp.                           20,000      2,142,500
Transamerica Corp.                          18,000      1,791,000
                                                       ----------
                                                       14,242,595
                                                       ----------
METALS & MINING (0.7%)
Freeport-McMoRan Copper
  & Gold, Inc., Class A                     40,000      1,152,500
                                                       ----------

OIL & GAS (2.9%)
Ocean Energy, Inc. (a)                       9,500        655,500
Swift Energy Co. (a)                        26,769        754,551
Tejas Gas Corp. (a)                         15,000        900,000
Triton Energy Corp. (a)                     27,000      1,118,813
Union Meridian Corp. (a)                    19,900        731,325
Union Texas Petroleum Holdings, Inc.        30,000        705,000
                                                       ----------
                                                        4,865,189
                                                       ----------
PAPER & PLASTIC (1.8%)
AptarGroup, Inc.                             9,567        535,154
Caraustar Industries, Inc.                  13,000        445,250
Champion International Corp.                25,000      1,523,438
Consolidated Papers, Inc.                    9,000        499,500
                                                       ----------
                                                        3,003,342
                                                       ----------

PUBLISHING (0.7%)
R. R. Donnelley & Sons Co.                  35,000      1,249,063
                                                       ----------

RETAIL TRADE (4.0%)
CVS Corp.                                   20,900      1,188,688
Fastenal Co. (a)                            13,100        697,575
Marks Brothers Jewelers, Inc. (a)           39,000        546,000
May Department Stores Co.                   25,000      1,362,500
Staples, Inc. (a)                           51,000      1,408,875
The Sports Authority, Inc. (a)              19,500        363,188
Viking Office Products, Inc. (a)            56,700      1,233,225
                                                       ----------
                                                        6,800,051
                                                       ----------
See Notes to Schedule of Investments.

                    SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)                       SHARES     MARKET VALUE

TELECOMMUNICATIONS (4.5%)
Airtouch Communications, Inc.(a)            34,500     $1,222,594
Arch Communications Group,
  Inc. (a)                                  48,482        421,187
IXC Communications, Inc. (a)                33,000      1,047,750
Mobile Telecommunication
 Technologies Corp. (a)                     49,946        808,501
Nokia Corp. ADR                             25,000      2,345,313
Sprint Corp.                                35,000      1,750,000
                                                       ----------
                                                        7,595,345
                                                       ----------

                                             SHARES    MARKET VALUE

TRANSPORTATION (2.2%)
AMR Corp. (a)                               16,000      $1,771,000
Hub Group, Inc., Class A                     4,527         168,065
Tidewater, Inc.                             19,000       1,125,750
U.S. Freightways Corp.                      18,800         632,150
                                                        ----------
                                                         3,696,965
                                                        ----------

TOTAL COMMON STOCKS
(Cost $119,744,810)                                    165,760,993
                                                       -----------


                                                            PAR
                                                           VALUE

SHORT-TERM INVESTMENT (3.3%)
DISCOUNT NOTE
Federal Home Loan Mortgage Corp.
  6.05% 10/01/97 (Cost $5,571,000)      $5,571,000       5,571,000
                                                      ------------

TOTAL INVESTMENTS (101.3%)
  (COST $125,315,810)(b)                               171,331,993

OTHER ASSETS AND LIABILITIES,
  NET (-1.3%)                                           (2,179,522)
                                                      ------------

NET ASSETS (100.0%)                                   $169,152,471
                                                      ============

NET ASSET VALUE PER SHARE
  (12,728,597 SHARES OUTSTANDING)                           $13.29
                                                      ============



NOTES TO SCHEDULE OF INVESTMENTS:
(a)  Non-income producing security.

(b)  Gross unrealized appreciation and
     depreciation of investments at
     September 30, 1997, is as follows:
         Gross unrealized appreciation                 $49,154,354
         Gross unrealized depreciation                  (3,138,171)
                                                       -----------
               Net unrealized appreciation             $46,016,183
                                                       ===========


  Acronym                                    Name
  -------                         ---------------------------
    ADR                           American Depository Receipt

PER SHARE CHANGES IN NET ASSETS/DISTRIBUTION POLICY/DIVIDEND REINVESTMENT PLAN
 ................................................................................

                                  NINE MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                 SEPTEMBER 30, 1997    ----------------------------------------------------
                                     (UNAUDITED)          1996       1995       1994       1993       1992
-----------------------------------------------------------------------------------------------------------
PER SHARE CHANGES IN NET ASSETS:
Net asset value at beginning of period  $11.27          $10.55     $ 9.95      $10.54    $10.28     $10.40
                                        ------          ------     ------      ------    ------     ------
Net investment income (loss)             (0.01)           0.01       0.31        0.23      0.18       0.29
Distributions declared                   (0.92)          (1.02)     (0.76)      (0.58)    (0.48)     (0.44)
Impact of shares issued in
      dividend reinvestment (a)          (0.06)          (0.13)        --          --        --         --
Net realized and unrealized
      gain (loss) on investments          3.01            1.86       1.05       (0.24)     0.56       0.03
                                        ------          ------     ------      ------    ------     ------
Net asset value at end of period        $13.29          $11.27     $10.55      $ 9.95    $10.54     $10.28
                                        ======          ======     ======      ======    ======     ======

(a) Effect of dividend reinvestment shares at a price below net asset value in accordance with the Automatic Dividend Reinvestment and Cash Purchase Plan, as amended in 1996.

DISTRIBUTION POLICY

   Liberty All-Star Growth Fund, Inc.'s current policy is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains to the extent of such excess.

DIVIDEND REINVESTMENT PLAN

   Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether you wish to participate, or not participate, in the Plan. Participants in the Plan have their dividends and distributions automatically reinvested in additional shares of the Fund. Participants are kept apprised of the status of their account through quarterly statements.

                                                                           NOTES
 ................................................................................

[Back cover]

[Liberty Logo]  LIBERTY
                ALL[STAR]STAR
                -------------
                GROWTH FUND


New York Stock Exchange Trading Symbol: ASG

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts  02155

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts  02110

DIRECTORS
Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*

OFFICERS
Harold W. Cogger, Chairman of the Board of Directors
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer & Controller
John L. Davenport, Secretary

* Member of the audit committee.

-----------------------------------------------------
Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[Liberty Logo] LIBERTY
               FINANCIAL

[Front cover]

                                      THIRD
                                     QUARTER
                                     REPORT
                                      1997


LIBERTY
ALL[STAR]STAR

GROWTH FUND

[Liberty Logo]  LIBERTY
                ALL[STAR]STAR
                -------------
                GROWTH FUND